UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

May 19, 2009

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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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COMMISSION FILE NUMBER                                                                0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.01. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the remarks made by Albert W. Ondis, Chairman and Chief Executive Officer of the Astro-Med, Inc. (the “Company”), at the Annual Meeting of Shareholders for the Company held on May 19, 2009.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit

Exhibit no.                                Exhibit

99.1                      Remarks of Albert W. Ondis at Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: May 19, 2009                                                                                                     ASTRO-MED, INC.

                By:            /s/ Joseph P. O'Connell
                ________________________
                Joseph P. O’Connell
                Senior Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                         Exhibit

        99.1                                      Remarks of Albert W. Ondis at Annual Meeting of Shareholders.